UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2017

The Finish Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-20184	35-1537210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3308 North Mitthoeffer Road Indianapolis, Indiana		46235
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 317-899-1022

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Finish Line, Inc. (the “Company”) previously announced it is exploring strategic alternatives for JackRabbit, the Company’s specialty running store chain. The Company began accounting for the anticipated disposition of JackRabbit as a discontinued operation in its consolidated financial statements for the period ended November 26, 2016, as reflected in the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”)on January 4, 2017.

To give further effect to the anticipated disposition of JackRabbit, the Company’s historical results, as adjusted on a pro forma basis, are reflected in the unaudited pro forma financial statement set forth in Exhibit 99.1. These financial statements reflect the Company’s results of operations based on available information and certain assumptions believed to be reasonable under the circumstances, including the assumption that the anticipated disposition of JackRabbit has been completed on the first day of the respective periods of each financial statement.

The unaudited pro forma financial statements and further information regarding the unaudited pro forma financial data are set forth in Exhibit 99.1 attached to this Form 8-K. The unaudited pro forma financial statements do not purport to represent or project any actual results of operations and should be read in conjunction with other reports as indicated in Exhibit 99.1.

The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements

This unaudited pro forma financial statements include information, statements, and assumptions that are or may be considered “forward-looking” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by the use of words or phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “outlook,” “potential,” “optimistic,” “confidence,” “continue,” “evolve,” “expand,” “growth” or words and phrases of similar meaning. Statements that describe objectives, plans, or goals also are forward-looking statements.

All of these forward-looking statements are subject to risks, management assumptions and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. The principal risk factors that could cause actual performance and future actions to differ materially from the forward-looking statements include, but are not limited to, the company’s reliance on a few key vendors for a majority of its merchandise purchases (including a significant portion from one key vendor); the availability and timely receipt of products; the ability to timely fulfill and ship products to customers; fluctuations in oil prices causing changes in gasoline and energy prices, resulting in changes in consumer spending as well as increases in utility, freight, and product costs; product demand and market acceptance risks; deterioration of macroeconomic and business conditions; the inability to locate and obtain or retain acceptable lease terms for the company’s stores; the effect of competitive products and pricing; loss of key employees; execution of strategic growth initiatives (including actual and potential mergers and acquisitions and other components of the company’s capital allocation strategy); cybersecurity risks, including breach of customer data; a major failure of technology and information systems; risks associated with any strategic alternatives carried out with respect to JackRabbit, including any sale or similar transaction; and the other risks detailed in the company’s Securities and Exchange Commission filings. Readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included herein are made only as of the date of this report and Finish Line undertakes no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(b) Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements of the Company and its subsidiaries are attached hereto as Exhibit 99.1:

(i)	Unaudited pro forma consolidated statements of operations for the thirteen weeks ended August 27, 2016, May 28, 2016, February 27, 2016, August 29, 2015, and May 30, 2015

(ii)	Unaudited pro forma consolidated statements of operations for the years ended February 27, 2016 and February 28, 2015

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: January 4, 2017	By:	/s/ Edward W. Wilhelm
	Name:	Edward W. Wilhelm
	Title:	Executive Vice President, Chief Financial Officer

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